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                  SECURITIES AND EXCHANGE COMMISSION


                        Washington D.C. 20549

                               Form 8-K

                Pursuant to Section 13 or 15(d) of the
                 Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported): 11/25/99

              BEAR STEARNS ASSET BACKED SECURITIES, INC.
         (AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT
       DATED AS OF MARCH 1, 1998, PROVIDING FOR THE ISSUANCE OF
             UNITED NATIONAL HOME LOAN OWNER TRUST 1999-1
                     HOME LOAN ASSET-BACKED NOTES
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        (Exact name of registrant as specified in its charter)

          Delaware              333-09532              13-3836437
          --------             ------------      -----------------------
(State or Other Jurisdiction   (Commission         (I.R.S. Employer
      of Incorporation         File Number)      Identification Number)


                           245 Park Avenue
                       New York, New York 10167
                  ----------------------------------
                  (Address of Principal   (Zip Code)
                     Executive Offices)

  Registrant's telephone number, including area code: (212) 272-4095
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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a) Not applicable
(b) Not applicable
(c) Exhibits:
20.1 United National Home Loan Owner Trust 1999-1 Monthly
     Statement: Payment Date: 11/26/99


Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: 11/23/99

BEAR STEARNS ASSET BACKED SECURITIES, INC. by U.S. Bank National
Association, as Trustee for United National Home Loan Owner Trust
1999-1, Home Loan Asset-Backed Notes.


By:    /s/ Tammy Shultz-Fugh
   --------------------------------------
Name:    Tammy Shultz-Fugh
Title:   Vice President
Company: U.S. Bank National Association